February 27, 2026

Summary Prospectus
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iShares Short Maturity Municipal Bond Active ETF | MEAR | Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® SHORT MATURITY
MUNICIPAL BOND ACTIVE ETF
Ticker: MEARStock Exchange: Cboe BZX
Investment Objective
The iShares Short Maturity Municipal Bond Active ETF (the “Fund”) seeks to maximize tax-free current income.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.”  The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.25%	None	0.01%	0.26%

1Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Under normal circumstances, the Fund primarily invests in U.S. dollar-denominated, investment-grade short-term fixed- and floating-rate municipal securities with remaining maturities of five years or less, such as municipal bonds, municipal notes and variable rate demand obligations, as well as money market instruments and registered investment companies. Investment-grade securities are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”), or, if unrated, determined by the Fund's management team to be of equivalent quality. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer at the time of issuance, generally excludable from gross income for U.S. federal income tax purposes. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is subject to the federal AMT. Issuers may be states, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies and instrumentalities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest.
Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.5 years or less, as calculated by the Fund’s management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.
Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. The calculation of the Fund's weighted average maturity is based on the constituent securities' final maturity date or, for amortizing securities such as asset-backed and mortgage-backed securities, their weighted average life (i.e., the average length of time that each dollar of unpaid principal on the security remains outstanding).
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Please see the Fund’s Statement of Additional Information (“SAI”) for further information.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Municipal Securities Risk. Municipal securities are subject to the risk that the issuer may be unable to pay the instrument’s obligations, which would adversely affect the value of the securities. Legal, regulatory, fiscal, political, economic and other developments may also adversely affect the value of municipal securities. When municipal securities depend on a specific revenue source to fund their payment obligations, the value of such securities may fluctuate as a result of actual or anticipated changes in the cash flows from the revenue source or changes in the priority of the municipal obligation to receive the cash flows. If a security loses its tax-exempt status, its value may decline significantly.
The market for municipal bonds may be less liquid than for other types of debt securities, and it may be harder for the Fund to buy and sell municipal bonds, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. A default or insolvency of certain issuers of municipal bonds may be subject to proceedings that are significantly different from corporate bankruptcy proceedings, and the Fund’s ability to recover assets may be limited.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security may be unable or unwilling, or may be perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The credit rating assigned to a security or its issuer does not necessarily reflect the issuer’s current financial condition or an investment’s volatility or liquidity. An actual or perceived decline in an issuer’s creditworthiness may result in a decrease in the value and liquidity of its securities as well as greater price volatility, which may make it difficult to sell the securities. The Fund may be adversely affected if an investment that it holds experiences a downgrade or a default.
Interest Rate Risk. Interest rate risk refers to the risk of fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened volatility and lower liquidity for certain instruments, which may adversely affect a Fund’s performance. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques, models and/or risk analyses applied by BFA will not produce the desired results. The securities or other assets selected by BFA may result in returns that are inconsistent with the Fund’s investment objective, and the Fund may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may adversely affect the ability of the Fund to achieve its investment objective.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, an index, or other asset classes.
Authorized Participant Concentration Risk.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable debt obligation held by the Fund may “call” or repay the debt obligation before its stated maturity, and the Fund may have to reinvest the proceeds in instruments with lower yields, which would result in a decline in the Fund's income, or in instruments with greater risks or with other less favorable features.
Cash Transactions Risk. The Fund’s creation and redemption transactions generally are expected to be effected in cash, rather than as in-kind transactions in which portfolio securities or other investments are delivered. As a result, the Fund may have to sell investments at inopportune times in order to obtain the cash needed to meet redemption orders. Such sales may cause the Fund to recognize capital gains or losses that might not have been incurred if the redemption had been transacted in-kind. This may decrease the tax efficiency of the Fund compared with that of ETFs that use in-kind redemptions. The use of cash creations and redemptions also may cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Financial Companies Risk. Financial services companies are subject to extensive governmental regulation and intervention, which may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Financial services companies also may be significantly affected by, among other things, interest rates, economic conditions, volatility in financial markets, credit rating downgrades, adverse public perception, exposure concentration and counterparty risk.
Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Illiquid Investments Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce its returns because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, it will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for Fund shares may be impacted by the liquidity in the market for the underlying securities or other assets held by the Fund, which could lead to Fund shares trading at a premium or discount to the Fund’s NAV.

Income Risk. The Fund’s income may decline due to falling interest rates or other factors. This can occur because the Fund may be required to invest in lower-yielding bonds when a bond in the Fund’s portfolio matures, is near maturity, is called or is prepaid or when the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the debt obligation’s maturity, which may cause the Fund to have to reinvest in instruments with lower yields or a higher risk of default, resulting in a decline in the Fund’s income or return potential.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal, state or local income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” Neither BFA nor the Fund guarantees that an opinion from bond counsel about a security’s tax-exempt status is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with the bond counsel’s opinion. Events occurring after a municipal bond is issued or acquired by a Fund may result in a determination that the bond’s interest is includible in gross income, retroactively to the bond’s date of issuance, for purposes of U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax. The interest on money market instruments, other cash equivalents and derivatives held by a Fund may be subject to federal, state and local income taxes and the federal Medicare contribution tax.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The performance information below illustrates how the Fund’s performance has varied over different periods and provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table compares the Fund’s performance to that of an appropriate broad-based securities market index and an additional index that Fund management believes more closely reflects the investment strategy of the Fund. Returns assume the reinvestment of any dividends and distributions. The Fund’s returns reflect the impact of any agreements to waive or reimburse expenses, which would reduce performance if not in effect. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Calendar Year-by-Year Returns

	Return (%)	Period Ended
During the periods shown in the chart:
Best Quarter	1.60%	December 31, 2023
Worst Quarter	-0.67%	March 31, 2022
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Years	Ten Years
(Inception Date: 3/3/2015)
Return Before Taxes	3.67%	2.23%	1.74%
Return After Taxes on Distributions	3.67%	2.23%	1.74%
Return After Taxes on Distributions and Sale of Fund Shares	3.40%	2.22%	1.72%
Bloomberg Municipal Bond Index (Returns do not reflect deductions for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg Municipal Bond: 1 Year (1-2) Index[1](Returns do not reflect deductions for fees, expenses or taxes)	3.47%	1.73%	1.58%

1 The Bloomberg Municipal Bond: 1 Year (1-2) Index is an unmanaged index composed of national municipal bond issues having a maturity of at least one year and less than two years.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Alicia De Lorenzo, Kristi Manidis, James Mauro and Christian Romaglino (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Ms. De Lorenzo, Ms. Manidis, Mr. Mauro and Mr. Romaglino have been Portfolio Managers of the Fund since 2024, 2019, 2021 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income (but not necessarily free from federal AMT), although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-22649
IS-SP-MEAR-0226